UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2026

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Carnegie Ave, 4th Floor

Cleveland, OH 44103

(Address of principal executive offices) (Zip Code)

(646) 813-4701
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Abeona Therapeutics Inc. (the “Company”) was held virtually on June 12, 2026, at 9:00 a.m., Eastern Time. The following matters were acted upon:

Proposal 1. Election of Directors.

Keith A. Goldan and Bernhardt G. Zeiher, M.D. were elected to serve as Class 1 directors of the Company until the 2029 annual meeting of stockholders and until their successors are elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Keith A. Goldan	28,305,958	1,352,589	70,514	12,256,230
Bernhardt G. Zeiher, M.D.	28,131,990	1,577,444	19,627	12,256,230

Proposal 2. Advisory Vote on Compensation of Named Executive Officers.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,300,653	4,511,866	1,916,542	12,256,230

Proposal 3. Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.

A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,560,995	1,381,486	42,810	—

Proposal 4. Approval of an Increase in the Number of Shares Reserved for Issuance Under the Second A&R Plan.

A proposal to an increase in the number of shares reserved for issuance under the Second Amended and Restated Abeona Therapeutics Inc. 2023 Equity Incentive Plan from 8,400,000 to 11,500,000 was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,975,061	5,720,643	33,357	12,256,230

Proposal 5. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove the advance notice provision for director nominations.

A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove the advance notice provision for director nominations was not approved because it did not receive the required affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Common Stock. The proposal received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,559,006	4,667,640	502,415	12,256,230

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Chief Financial Officer

Date: June 12, 2026